Exhibit 10.7
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                                                             BOOK 6520 PAGE 1635

                                                                          [SEAL]

 Recording Requested by
TICOR TITLE INSURANCE CO.

AND WHEN RECORDED, MAIL TO:

Morrison & Foerster
333 South Grand Avenue
Suite 3800
Los Angeles, California 90071
Attention: Edward W. Zaelke, Esq.

                     DEED OF TRUST AND ASSIGNMENT OF RENTS
                       (Series B -- Co-Tenancy Interest)

                THIS DEED OF TRUST AND ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the 19th day of April, 1991 by ZOND WINDSYSTEM PARTNERS, LTD.
SERIES 85-B, a California limited partnership ("Trustor"), to TICOR TITLE INSURANCE COMPANY OF CALIFORNIA, as trustee ("Trustee"), for the benefit of ZOND CONSTRUCTION CORPORATION III, a California corporation ("Beneficiary").

        I.      GRANT AND OBLIGATIONS SECURED

                A.      Grant

                        1.01 Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, all right, title and interest of Trustor in and to all real property interests of Trustor and to which Trustor is entitled including without limitation all right, title, and interest of Trustor in and to the following:

                                (a)     Grant of Easement and Agreement by and
between Zond Systems, Inc., a California corporation ("Zond"), as Grantor, and Zond Sky River Development Corporation, a California corporation, as Grantee, dated as of October 11, 1990, a Memorandum of which, dated October 11, 1990, by and between Grantor and Grantee, was recorded in the Official Records of Kern County, California (the "Official Records") on October 19, 1990, in Book 6444, Page 2298, as Instrument No. 055794, the Grantee's rights under which were assigned to Sky River Partnership, a California general partnership
("SR Partnership") pursuant to that certain Assignment of Grant of Easement and Agreement by and between such Grantee and SR Partnership, dated as of October 11, 1990, and recorded in the Official Records on October 19, 1990, in Book 6444, Page 2306, as Instrument No. 055795 (the "Zond Easement").

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                                                             BOOK 6520 PAGE 1636

                                (b)     Grant of Easement and Agreement by and
between Wind Stream Properties, a California general partnership, as Grantor, and Zond Sky River Development Corporation, a California corporation, as Grantee, dated as of November 20, 1990, a Memorandum of which, dated
November 20, 1990, by and between Grantor and Grantee, was recorded in the Official Records on December 3, 1990, in Book 6460, Page 1009, as Instrument No. 74635, the Grantee's rights under which were assigned to SR Partnership pursuant to that certain Assignment of Grant of Easement and Agreement by and between such Grantee and SR Partnership, dated as of October 11, 1990, and recorded in the Official Records on December 3, 1990, in Book 6460, Page 1018, as Instrument No. 74636 (the "Wind Stream Properties Easement").

                                (c)     Grant of Easement and Agreement by and
between Wind Stream Partnership 1983, a general partnership, as Grantor, and Zond Sky River Development Corporation, a California corporation, as Grantee, dated as of November 20, 1990, a Memorandum of which, dated November 20, 1990, by and between Grantor and Grantee, was recorded in the Official Records on December 3, 1990, in Book 6460, Page 1024, as Instrument No. 74637, the Grantee's rights under which were assigned to SR Partnership pursuant to that certain Assignment of Grant of Easement and Agreement by and between such Grantee and SR Partnership, dated as of October 11, 1990, and recorded in the Official Records on December 3, 1990, in Book 6460, Page 1030, as Instrument No. 74638 (the "Wind Stream Partnership Easement").

                                (d)     Grant of Easement and Agreement by and
between Joshua Tree Land Corporation, a California corporation, as Grantor, and Zond Sky River Development Corporation, a California corporation, as Grantee, dated as of October 12, 1990, a Memorandum of which, dated October 12, 1990, by and between Grantor and Grantee, was recorded in the Official Records on October 19, 1990, in Book 6444, Page 1389, as Instrument No. 055335, the Grantee's rights under which were assigned to SR Partnership pursuant to that certain Assignment of Grant of Easement and Agreement by and between such Grantee and SR Partnership, dated as of October 11, 1990, and recorded in the Official Records on October 19, 1990, in Book 6444, Page 1398, as Instrument No. 05536 (the "Joshua Tree Easement," the Zond Easement, the Wind Stream
Properties Easement, the Wind Stream Partnership Easement and the Joshua Tree Easement are referred to collectively herein as the "Easement Agreements.").

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                                                             BOOK 6520 PAGE 1637

                                (e)     Assignment of Grant of Easement and
Agreement by SR Partnership ("Assignor") to and among SR Partnership, as to an undivided seventy-eight percent (78.00%) interest; Zond, as to an undivided five and fifty-four one-hundredths percent (5.54%) interest; Helzel and Schwarzhoff, a California general partnership ("H&S"), as to an undivided fifty one-hundredths percent (0.50%) interest; Victory Garden Phase IV Partnership, a California general partnership ("VG Partnership"), as to an undivided six and six one-hundredths percent (6.06%) interest; Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("85-A"), as to an undivided three and ninety-six one-hundredths percent (3.96%) interest; and Trustor, as to an undivided five and ninety-four one-hundredths percent (5.94%) interest, as tenants in common in and to that portion of Assignor's interest in the Easement Agreements which pertains to the real property described therein and which is set forth in Exhibit A attached hereto and made a part hereof (the "Land"), dated as of January 17, 1991 and recorded in the Official Records concurrently herewith (the "Assignment").

                                (f)     Agreement among Co-Tenants by and among
Zond, VG Partnership, SR Partnership, 85-A, Trustor and H&S dated
December 13, 1990 (the "Co-Tenancy Agreement"), which relates to the Land. The Easement Agreements, the Assignment and the Co-Tenancy Agreement are referred to collectively herein as the "Transmission Easements and Agreements."

                                (g)     To the extent any of the following may
constitute an interest in real property: the Transmission Line, the Substations and any related equipment as described in the Transmission Easements and Agreements.

                B.      Obligations Secured

                        1.02 The grant, transfer and assignment made in Paragraph 1.01 is for the purpose of securing:

                                (a)     Payment of that non-recourse promissory
note dated November 7, 1985 with an original principal amount of $12,852,000.00 ("Series B Purchase Note") by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of a portion of the following purchased by Trustor from Beneficiary pursuant to the Windsystem Construction Agreement dated as of September 9, 1985 (the "Series B Construction Agreement"): certain property (collectively the "Windsystem") more specifically described in paragraphs (a), (b) and (c) of Section 2.2 of the Series B Security

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                                                             BOOK 6520 PAGE 1638

Agreement (as defined in the next sentence) including without limitation up to 40 Vestas Model V17 wind turbine generators, certain concrete pads, cables and step-up transformers for such wind turbine generators and a 30MW power substation. The Series B Purchase Note is also secured by a deed of trust by Trustor for the benefit of Beneficiary, dated November 7, 1985 and recorded in the Official Records on November 15, 1985 in Book 5816, Page 1437 as Instrument No. 54691 encumbering other property of Trustor, as amended by that certain First Amendment to Series B Deed of Trust and Assignment of Rents dated March 24, 1986 and recorded in the Official Records on March 26, 1986 in Book 5856, Page 1401 as Instrument No. 32718 (the "Series B Deed of Trust") and by security interests granted by Trustor to Beneficiary in certain property of Trustor pursuant to a Purchase Note and Security Agreement (Series B) dated as of November 7, 1985 ("Series B Security Agreement") between Trustor, as debtor, and Beneficiary, as secured party.

                                (b)     Payment of any other non-recourse
promissory note made by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of any portion of the Windsystem purchased by Trustor from Beneficiary pursuant to the Series B Construction Agreement when such other non-recourse promissory note (also called a "Series B Purchase Note" in this Deed of Trust) recites that it is secured by this Deed of Trust, the Series B Deed of Trust and certain security interests as provided in the Series B Security Agreement.

                                (c)     Any sums due to Beneficiary by Trustor
pursuant to any of the terms of this Deed of Trust.

        II.     COVENANTS OF TRUSTOR

                A.      Series B Wind Park Agreements

                        2.01    Trustor agrees that:

                                (a)     It shall keep, defend and maintain a
3.96% interest as a tenant-in-common in and to such portion of the Easement Agreements which pertain to the Land as granted and assigned to Trustor pursuant to the Assignment.

                                (b)     It shall keep and perform each and every
material obligation of Trustor in the Transmission Easements and Agreements, including without limitation the payment of all royalty payments owed by it under the Transmission Easements and Agreements. If Trustor is in default under any of the Easement Agreements or is in breach

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                                                             BOOK 6520 PAGE 1639

of any material obligation of it in the Assignment or the Co-Tenancy Agreement and such default or breach is not otherwise cured by Trustor, Beneficiary may, at its option but without any obligation to do so, take any action necessary or desirable to cure any such default or breach, Beneficiary being authorized to utilize all right, title and interest of Trustor in and to the Transmission Easements and Agreements for such purposes, consistent with the conditions of Paragraph 5.02. Trustor, immediately on demand, shall pay to Beneficiary all costs of Beneficiary incurred in curing any such default or breach.

                                (c)     It shall give immediate notice to the
then holder of this Deed of Trust (other than Beneficiary) of any receipt by Trustor of any notice from any party to the Easement Agreements of an event of default by Trustor pursuant to the Easement Agreements.

                                (d)     It shall give immediate notice to the
then holder of this Deed of Trust of any receipt by Trustor of any notice from any party to the Assignment or the Co-Tenancy Agreement that Trustor is in breach of any material obligation of it in the Assignment or the Co-Tenancy Agreement.

                                (e)     The obligations of Trustor under this
Deed of Trust shall be deemed to be in addition to Trustor's obligations with respect to similar obligations contained in the Transmission Easements and Agreements, and the inclusion in this Deed of Trust of any obligations relating to similar obligations contained in the Transmission Easements and Agreements shall not restrict or limit Trustor's duties to keep and perform promptly all of its obligations under the Transmission Easements and Agreements; provided, however, that nothing in this Deed of Trust shall be construed as requiring the taking of or the omitting to take any action by Trustor or Beneficiary which would cause Trustor to be in default under the Easement Agreements or to be in breach under the Assignment or the Co-Tenancy Agreement.

                                (f)     So long as this Deed of Trust is in
effect, there shall be no merger of rights, title or interests created under the Easement Agreements or any one or more of them or any interest or interests therein nor of the estates created thereby with the fee interest in the Land by reason of the fact that the Easement Agreements or any one or more of them or such interest or interests therein or such estates may be held directly or indirectly by or for the account of any person who shall hold any other dominant estate in the Land, and Trustor and Beneficiary

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                                                             BOOK 6520 PAGE 1640

agree that the holding of the rights, title, and interests created under the Easement Agreements or any one or more of them or of such interests or estates by the same person shall not result in a merger of the rights, title and interest created under the Easement Agreements or any one or more of them or of such interests or estates. In the event Trustor acquires an interest in any estate, title or interest in the Land other than its right, title and interest created under the Easement Agreements, this Deed of Trust shall attach to and cover and be a lien upon such interest in such other estate, title or interest so acquired, and such interest shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Deed of Trust. Trustor shall notify Beneficiary of any such acquisition by Trustor and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may, in the opinion of Beneficiary, be required to carry out the intent of this subparagraph
(f).

                                (g)     No surrender (except a surrender upon
the expiration of the stated term of the Easement Agreements) by Trustor of its right, title and interest in and to the Easement Agreements, or any portion thereof or of any interest therein, and no termination of the Easement Agreements by Trustor (except as provided in the Easement Agreements) shall be valid or effective, and neither Trustor's right, title and interest in and to the Easement Agreements nor the terms thereof may be assigned, amended, modified, or subordinated to any mortgage, easement, right of way, or to any other interest, either orally or in writing, without the prior written consent of Beneficiary so long as the lien of this Deed of Trust is in effect.

                                (h)     If the Transmission Easements and
Agreements or any one or more of them are for any reason whatsoever terminated prior to the expiration of their respective stated terms and, if pursuant to any provision of any one or more of the Transmission Easements and Agreements or otherwise, Beneficiary or its designee shall acquire from the granting party, fee owner or co-tenant, as the case may be, a new easement or right of way and/or other rights or agreements identical or similar to those in the particular one or more terminated Transmission Easements and Agreements, Trustor shall have no right, title or interest in or to such new estate created thereby.

                        2.02 Trustor shall not commit any violation of any law, ordinance, rule, regulation or order of any

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                                                             BOOK 6520 PAGE 1641

governmental authority having jurisdiction over Trustor's right, title and interest in and to the Transmission Easements and Agreements.

                B.      Payments

                        2.03 Trustor shall pay the principal, interest and other charges due under each and every Series B Purchase Note according to its terms.

                        2.04 Trustor shall pay immediately after expenditure, all sums expended or expenses properly incurred by Trustee and/or Beneficiary under any of the terms of this Deed of Trust.

                C.      Rents

                        2.05 For so long as any amounts due under any Series B Purchase Note remain unpaid and as additional security, Trustor gives and confers upon Beneficiary the right, power and authority to collect all of Trustor's right, title and interest in any income, rents, issues and profits of Trustor's right, title and interest in and to the Transmission Easements and Agreements; provided, however, until the occurrence of an event of default in respect of Trustor under this Deed of Trust as provided in Paragraph 4.01 (hereinafter an "Event of Default"), Trustor reserves the right to collect any such income, rents, issues and profits as they become due and payable. When such Event of Default in respect of Trustor has occurred and is continuing, Beneficiary may at any time, either in person, by agent or by a receiver to be appointed by a court of competent jurisdiction, and without regard to the adequacy of any security for the obligations secured by this Deed of Trust, sue for or otherwise collect such income, rents, issues and profits (including any past due and unpaid) and apply that collected, less costs of collection including reasonable attorney's fees, against the obligations secured by this Deed of Trust in such order as Beneficiary may determine. It is understood and agreed that neither the foregoing assignment of income, rents, issues and profits to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Paragraph 2.05 or Paragraph 3.01 shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to Trustor's right, title and interest in and to the Transmission Easements and Agreements or the use or enjoyment of Trustor's right, title and interest in and to the Transmission Easements and Agreements, subject to the conditions of Paragraph 5.02.

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                                                             BOOK 6520 PAGE 1642

                D.      Other Covenants

                        2.06 Trustor agrees to execute such documents and take such action as Beneficiary shall reasonably determine to be necessary or desirable to further evidence or continue the lien of this Deed of Trust.

                        2.07 Trustor agrees to pay all reasonable attorney's fees, costs and expenses in connection with any proper action and/or actions which may be brought, upon the occurrence of an Event of Default, for the foreclosure of this Deed of Trust, and/or for possession of Trustor's right, title and interest in and to the Transmission Easements and Agreements, and/or for appointment of a receiver, and/or for the enforcement as provided in this Deed of Trust of any covenant or right in this Deed of Trust.

                        2.08 Trustor and Beneficiary agree that all awards made to Trustor with respect to the Land, and all fixtures and personal property located thereon, to which Trustor is entitled under the Transmission Easements and Agreements as the result of the exercise of the power of eminent domain are hereby assigned to Beneficiary and shall be governed by the provisions of
Section 6.5 of the Purchase Note and Security Agreement (Series B) dated as of March 24, 1986, between Trustor and Beneficiary, as amended by that certain Amendment to Purchase Note and Security Agreement (Series B) dated as of
March 24, 1986, between Trustor and Beneficiary and as further amended by that certain Amendment to Purchase Note and Security Agreement dated as of August 30, 1990 by and between Trustor and Beneficiary.

        III.    CERTAIN RIGHTS OF BENEFICIARY

                        3.01 Should an Event of Default have occurred and be continuing, then Beneficiary may, after notice to and demand upon Trustor, without releasing Trustor from any such Event of Default and without waiving Beneficiary's right to declare an Event of Default or impairing any declaration of such Event of Default or election to cause Trustor's right, title and interest in and to the Transmission Easements and Agreements to be sold or any sale proceeding predicated thereon:

                                (a)     Make or do the same in such manner and
to such extent as Beneficiary may deem reasonably necessary to protect the security of this Deed of Trust, Beneficiary being authorized to use, enter upon and take possession of Trustor's right, title and interest in and to the Transmission Easements and Agreements for such purpose consistent with the conditions of Paragraph 5.02; and

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                                                             BOOK 6520 PAGE 1643

                                (b)     Commence, appear in and/or defend any
action or proceeding purporting to affect the security of this Deed of Trust, the interests, rights, powers and/or duties of Beneficiary under this Deed of Trust, whether brought by or against Trustor or Beneficiary.

Beneficiary shall not be under any obligation to make any of the payments or do any of the acts referred to in this Paragraph 3.01.

        IV.     DEFAULTS AND REMEDIES

                A.      Defaults

                        4.01 An Event of Default under this Deed of Trust shall occur if any of the following events shall occur and be continuing:

                                (a)     There occurs an Event of Default as
defined and specified in Paragraph 4.01 of the Series B Deed of Trust.

                                (b)     There occurs an Event of Default as
defined and specified in Section 9.1 of the Security Agreement.

                                (c)     Trustor fails to perform any of its
obligations under this Deed of Trust, and, within 30 days after Beneficiary's written notice thereof to Trustor, Trustor shall not have cured such failure or, if such failure is incapable of cure within 30 days, Trustor shall not promptly commence and diligently proceed to cure such failure as promptly as possible.

                B.      Remedies

                        4.02 In the event of any Event of Default by Trustor under this Deed of Trust as provided in Paragraph 4.01, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the right, title and interest of Trustor in and to the Transmission Easements and Agreements to be sold, which notice Trustee shall cause to be duly filed for record. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust and the Series B Purchase Notes and such receipts and evidence of expenditures made and

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                                                             BOOK 6520 PAGE 1644

secured by this Deed of Trust as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee without demand on Trustor shall sell the right, title and interest of Trustor in and to the Transmission Easements and Agreements at the time and place of sale fixed by Trustee in said notice of sale, as a whole, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the right, title and interest of Trustor in and to the Transmission Easements and Agreements so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale, and upon payment in full (or credit bid by Beneficiary) shall own the right, title and interest of Trustor in and to the Transmission Easements and Agreements. Any deed of conveyance provided by Trustee or Beneficiary may provide that the granting of the interest so conveyed shall not result in a merger with any other interest or estate held by the grantee of such deed, and the actual holding of dominant and subordinate interests or estates shall not result in a merger of such interest or estates.

                        4.03 Beneficiary, from time to time before Trustee's sale, may rescind any such notice of default and of election to cause the right, title and interest of Trustor in and to the Transmission Easements and Agreements to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any such prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any Event of Default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of default, and of election to cause the right, title and interest of Trustor in and to the Transmission Easements and Agreements to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of this Deed of Trust or any of the rights, obligations or remedies under this Deed of Trust of Beneficiary or Trustee or Trustor.

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                                                             BOOK 6520 PAGE 1645

                        4.04 After deducting all costs, fees and expenses of Trustee and of this Trust, including the cost of evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate applicable under the first Series B Purchase Note at the time of such expenditure; all other sums then secured by this Deed of Trust; and the remainder, if any, to the person or persons legally entitled thereto.

                        4.05 Beneficiary and Trustee shall not exercise any right of disposition of the right, title and interest of Trustor in and to the Transmission Easements and Agreements until the occurrence and continuance of an Event of Default.

                        4.06 If Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce the terms of this Deed of Trust or otherwise realize upon the same upon the occurrence and continuance of an Event of Default, at its option, either before or concurrently herewith or after a sale is made under this Deed of Trust, and may apply the proceeds upon the indebtedness secured by this Deed of Trust without affecting the status of or waiving any right to exhaust all or any other security, including the security under this Deed of Trust, and without waiving any Event of Default or any right or power whether exercised under this Deed of Trust or contained in this Deed of Trust or in any such other security.

                        4.07 No remedy in this Deed of Trust conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy in this Deed of Trust or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or now or hereafter existing at law or in equity or by statute. Every power or remedy given under this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

        V.      MISCELLANEOUS PROVISIONS

                        5.01 By accepting payment of any sum secured by this Deed of Trust after its due date or in an amount less than the sum due, Beneficiary does not waive its rights

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                                                             BOOK 6520 PAGE 1646

to require prompt payment when due of all other sums so secured or to declare an Event of Default as provided in this Deed of Trust in the event sums due are only partially paid.

                        5.02 Trustor authorizes Beneficiary and its agents, employees or workmen, to use and enter at any reasonable time any part of Trustor's right, title and interest in and to the Transmission Easements and Agreements for the purposes of inspecting the same and of performing any of the acts Beneficiary is authorized to perform under this Deed of Trust. Such use, entry and performance shall be consistent with the terms of the Transmission Easements and Agreements and any other agreements affecting the Transmission Easements and Agreements or the Land including without limitation those to which Beneficiary or any of its affiliates are a party.

                        5.03 This Deed of Trust applies to, inures to the benefit of, and binds Beneficiary, Trustee, Trustor and their respective heirs, legatees, devisees, administrators, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Series B Purchase Notes, whether or not named as Beneficiary in this Deed of Trust. Whenever the context so requires in this Deed of Trust, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

                        5.04 Trustee, upon presentation to it of any affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor in its obligations under this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act under this Deed of Trust in complete reliance thereon.

                        5.05 If any provision of this Deed of Trust should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust. Unless otherwise indicated, all references to paragraphs are to paragraphs in this Deed of Trust.

                        5.06 Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

                        5.07 Trustee shall be under no obligation to notify Beneficiary or Trustor of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall

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                                                             BOOK 6520 PAGE 1647

be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

                        5.08 Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in Kern County, California, substitute a successor or successors for Trustee named herein or acting under this Deed of Trust.

                        5.09 All notices under this Deed of Trust shall be deemed to have been duly given if mailed by the United States registered or certified mail, with return receipt requested, postage prepaid to the following addresses (or to such other addresses as shall be given in writing by any party to the others) and shall be deemed completed upon any such mailing:

                        To Trustor:     Zond Windsystem Partners,
                                        Ltd. Series 85-B, a
                                        California limited partnership
                                        c/o Zond Windsystems Management
                                         Corporation IV
                                        13000 Jameson Road
                                        Tehachapi, California 93861

                                        Attention: Kenneth C. Karas

                    To Beneficiary:     Zond Construction Corporation III
                                        13000 Jameson Road
                                        Tehachapi, California 93861

                                        Attention: Kenneth C. Karas

In the event of any strike or occurrence of another similar event which interrupts mail service, notices may be served personally upon an individual, partner, or an officer or director of a corporation which is or is part of the party being served hereunder.

                        5.10 Trustor requests that a copy of any notice of default and of any notice of sale under this Deed of Trust be mailed to Trustor at its address determined in accordance with Paragraph 5.09.

                        5.11 Beneficiary and Trustee shall have no right or interest in the right, title and interest of Trustor in and to the Transmission Easements and Agreements when the obligations secured by this Deed of Trust have been indefeasibly repaid or performed. Upon written request of Beneficiary stating that all sums secured by this Deed of Trust have been paid and upon surrender to Trustee of this

                                                             BOOK 6520 PAGE 1648

Deed of Trust and the Series B Purchase Notes for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without any covenant or warranty, express or implied, the right, title and interest of Trustor in and to the Transmission Easements and Agreements then held by Trustee under this Deed of Trust. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

                        5.12 By acceptance of this Deed of Trust, Beneficiary agrees that, in the event of any Event of Default by Trustor under this Deed of Trust or any event of default under the Series B Purchase Notes, the Series B Deed of Trust or the Series B Security Agreement, Beneficiary's sole recourse shall be to the security granted in this Deed of Trust and in the Series B Deed of Trust and the Series B Security Agreement and Trustor shall in no event be personally liable under the Series B Purchase Notes, the Series B Deed of Trust, the Series B Security Agreement and this Deed of Trust.

                        5.13 This Deed of Trust shall be construed and enforced in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day first written above.

                                ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California limited partnership

                                By: Zond Windsystems Management
                                    Corporation IV, a California
                                    Corporation, Its General Partner

                                    By:  /s/ Kenneth C. Karas
                                         ----------------------------------
                                    Its:
                                         ----------------------------------

                                                             BOOK 6520 PAGE 1649

STATE OF CALIFORNIA     )
                        ) SS.
COUNTY OF KERN          )

                On April 25, 1991 before me, the undersigned, a Notary Public in and for said State, personally appeared KENNETH C. KARAS, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the PRESIDENT of Zond Windsystems Management Corporation IV, the corporation that executed the within instrument as the general partner of Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

                  WITNESS my hand and official seal.

                                                      /s/ M. PIVOVAROFF
                                             -----------------------------------
                                                        Notary Public

                                                           [SEAL]

                                                             BOOK 6520 PAGE 1650

                                    EXHIBIT A

        That certain Grant of Easement and Agreement between Zond Systems, Inc., as Grantor, and Zond Sky River Development Corporation ("Development"), as Grantee, dated as of October 11, 1990, a Memorandum of which was recorded in the Official Records of Kern County on October 19, 1990 as Instrument No. 55794, to the extent that the Easement described therein is located on the property described in Schedule 1 attached hereto, as Parcels A, B, C and D; that certain Grant of Easement and Agreement between Wind Stream Properties, a California general partnership, as Grantor, and Development, as Grantee, dated as of November 20, 1990, a Memorandum of which was recorded in the Official Records of Kern County on December 3, 1990 as Instrument No. 74635, which pertains to that portion of the property described in Schedule 1 attached hereto, as Parcels E through O; that certain Grant of Easement and Agreement between Wind Stream Partnership 1983, a California general partnership, as Grantor, and Development, as Grantee, dated as of November 20, 1990, a Memorandum of which was recorded in the Official Records of Kern County on December 3, 1990 as Instrument No. 74637: which pertains to that portion of the property described in Schedule 1 attached hereto, as Parcels E through O; and that certain Grant of Easement and Agreement between Joshua Tree Land Corporation, a California corporation, as Grantor, and Development, as Grantee, dated as of October 12, 1990, a Memorandum of which was recorded in the Official Records of Kern County on October 19, 1990 as Instrument No. 55335, which pertains to that portion of the property described in Schedule 1 attached hereto, as Parcel P.

                                   SCHEDULE 1

                                                             BOOK 6520 PAGE 1651

                                                            TEHACHAPI SUBSTATION

PARCEL A:

THAT PORTION OF SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST MOUNT DIABLO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 4167, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 101 AND 102, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID IRON PIPE ACCEPTED AS THE NORTHWEST CORNER OF SAID SECTION 31:
THENCE SOUTH 0 DEG. 41' 51" WEST ALONG THE WESTERLY LINE OF SAID SECTION 31, A DISTANCE OF 3472.07 FEET.
THENCE SOUTH 89 DEG. 41' 58" EAST 252.02 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 89 DEG. 41' 58" EAST 226.00 FEET;
THENCE SOUTH 0 DEG. 18' 02" WEST 372.00 FEET;
THENCE NORTH 89 DEG. 41' 58" WEST 226.00 FEET;
THENCE NORTH 0 DEG. 18' 02" EAST 372.00 FEET TO THE TRUE POINT OF BEGINNING.

                                                             BOOK 6520 PAGE 1652

                                                        SHARED TRANSMISSION LINE

                PARCEL B:

                ALL THAT PORTION OF FRACTIONAL SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED AS FOLLOWS:

        BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 4167, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 101 AND 102, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID IRON PIPE ACCEPTED AS THE NORTHWEST CORNER OF SAID SECTION 31:
THENCE SOUTH 0 DEG. 41' 81" WEST ALONG THE WESTERLY LINE OF SAID SECTION 31, A DISTANCE OF 3481.18 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 77 DEG. 65' 47" EAST 312.85 FEET;
THENCE SOUTH 0 DEG. 18' 02" WEST 57.92 FEET, MORE OR LESS, TO A POINT ON THE NORTHERLY LINE OF PARCEL A DESCRIBED HEREIN, SAID POINT BEARS SOUTH 89 DEG. 41' 58" EAST 53.50 FEET FROM THE NORTHWEST CORNER OF SAID PARCEL A DESCRIBED HEREIN.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE WESTERLY LINE OF SAID SECTION 31.

                                                             BOOK 6520 PAGE 1653

PARCEL C:

ALL THOSE PORTIONS OF EAST HALF OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 33 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED AS FOLLOWS:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 4167, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 101 AND 102, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID IRON PIPE ACCEPTED AS THE NORTHEAST CORNER OF SAID SECTION 36:
THENCE SOUTH 0 DEG. 41' 51" WEST ALONG THE EASTERLY LINE OF SAID SECTION 36, A DISTANCE OF 3481.18 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 77 DEG. 55' 47" WEST 140.52 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "A";
THENCE SOUTH 0 DEG. 20' 47" WEST 1783.33 FEET, MORE OR LESS, TO A POINT ON THE SOUTHERLY LINE OF SAID SECTION 36, SAID POINT BEARS NORTH 89 DEG. 34' 46" WEST
126.12 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 4317 FOR, AND ACCEPTED AS, THE SOUTHEAST CORNER OF SAID SECTION 36, SAID POINT ALSO BEARS SOUTH 89 DEG. 34' 46" EAST 560.22 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 4167 FOR, AND ACCEPTED AS, THE NORTHWEST CORNER OF SECTION 33, TOWNSHIP 12 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, AS SHOWN ON SAID AMENDED RECORD OF SURVEY MAP.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE EASTERLY AND SOUTHERLY LINES OF SAID SECTION 36.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 77 DEG. 55' 47" WEST 146.00 FEET.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE NORTH 0 DEG. 20' 47" EAST 155.00 FEET.

PARCEL D:

ALL THOSE PORTIONS OF FRACTIONAL SECTION 33, TOWNSHIP 12 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED AS FOLLOWS:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 4167 FOR, AND ACCEPTED AS, THE NORTHWEST CORNER OF SAID SECTION 33, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 101 AND 102, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY

                                                             BOOK 6520 PAGE 1654

RECORDER OF SAID COUNTY:
THENCE SOUTH 89 DEG. 34' 46" EAST ALONG THE NORTHERLY LINE OF SAID SECTION 33, A DISTANCE OF 560.22 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 0 DEG. 20' 47" WEST 13.87 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "A";
THENCE SOUTH 15 DEG. 09' 25" EAST 4252.37 FEET;
THENCE SOUTH 11 DEG. 05' 04" EAST, 732.58 FEET, MORE OR LESS, TO A POINT ON THE SOUTHERLY LINE OF SAID SECTION 33, SAID POINT BEARS SOUTH 89 DEG. 51' 02" EAST 1596.22 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE SOUTHWEST CORNER OF SAID SECTION 33, AS SHOWN ON SAID AMENDED RECORD OF SURVEY MAP.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE NORTHERLY AND SOUTHERLY LINES OF SAID SECTION 33.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE NORTH 77 DEG. 24' 19" WEST 115.00 FEET.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 62 DEG. 35' 41" WEST 110.00 FEET.

                                                             BOOK 6520 PAGE 1655

PARCEL E:

ALL THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR AND ACCEPTED AS, THE NORTHWEST CORNER OF SAID SECTION 4, AS SHOW ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 101 AND 102, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE SOUTH 89 DEG. 51' 02" EAST ALONG THE NORTHERLY LINE OF SAID SECTION 4, A DISTANCE OF 1596.22 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 11 DEG. 05' 04" EAST 513.92 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "A";
THENCE SOUTH 56 DEG. 08' 37" WEST 1917.10 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "B";
THENCE SOUTH 0 DEG. 42' 33" EAST 2506.11 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "C";
THENCE SOUTH 23 DEG. 17' 27" WEST 443.87 FEET, MORE OR LESS, TO A POINT ON THE WESTERLY LINE OF SAID SECTION 4, SAID POINT BEARS NORTH 0 DEG. 31' 46" EAST
823.00 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE SOUTHWEST CORNER OF SAID SECTION 4, AS SHOWN ON SAID AMENDED RECORD OF SURVEY MAP FILED IN BOOK 13, PAGES 59 AND 60, OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE NORTHERLY AND WESTERLY LINES OF SAID SECTION 4.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 11 DEG. 05' 04" EAST 85.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE NORTH 56 DEG. 08' 37" EAST 106.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "B";
THENCE SOUTH 56 DEG. 08' 37" WEST 120.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "B";

                                                             BOOK 6520 PAGE 1656

THENCE NORTH 0 DEG. 42' 33" WEST 125.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE NORTH 29 DEG. 17' 27" EAST 195.00 FEET;

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 78 DEG. 42' 33" EAST 225.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 6 DEG. 42' 33" EAST 180.00 FEET;

                                                             BOOK 6520 PAGE 1657

PARCEL F:

ALL THAT PORTION OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR AND ACCEPTED AS, THE NORTHWEST CORNER OF SAID SECTION 4, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 101 AND 102, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE SOUTH 89 DEG. 51' 02" EAST ALONG THE NORTHERLY LINE OF SAID SECTION 4, A DISTANCE OF 1596.22 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 11 DEG. 05' 04" EAST 513.92 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "A";
THENCE SOUTH 56 DEG. 08' 37" WEST 1917.10 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "B";
THENCE SOUTH 0 DEG. 42' 33" EAST 2506.11 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "C";
THENCE SOUTH 23 DEG. 17' 27" WEST 443.87 FEET, MORE OR LESS, TO A POINT ON THE WESTERLY LINE OF SAID SECTION 4, SAID POINT BEARS NORTH 0 DEG. 31' 46" EAST
823.00 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE SOUTHWEST CORNER OF SAID SECTION 4, AS SHOWN ON SAID AMENDED RECORD OF SURVEY MAP FILED IN BOOK 13, PAGES 59 AND 60, OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE NORTHERLY AND WESTERLY LINES OF SAID SECTION 4.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 11 DEG. 05' 04" EAST 85.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE NORTH 56 DEG. 08' 37" EAST 105.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "B";
THENCE SOUTH 56 DEG. 08' 37" WEST 120.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "B";

                                                             BOOK 6520 PAGE 1658

THENCE NORTH 0 DEG. 42' 33" WEST 125.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE NORTH 29 DEG. 17' 27" EAST 195.00 FEET;

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 78 DEG. 42' 33" EAST 225.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 6 DEG. 42' 33" EAST 180.00 FEET;

                                                             BOOK 6520 PAGE 1659

PARCEL G:

ALL THAT PORTION OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR AND ACCEPTED AS, THE NORTHWEST CORNER OF SAID SECTION 4, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 101 AND 102, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE SOUTH 89 DEG. 51' 02" EAST ALONG THE NORTHERLY LINE OF SAID SECTION 4, A DISTANCE OF 1596.22 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 11 DEG. 05' 04" EAST 513.92 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "A";
THENCE SOUTH 56 DEG. 08' 37" WEST 1917.10 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "B";
THENCE SOUTH 0 DEG. 42' 33" EAST 2506.11 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "C";
THENCE SOUTH 23 DEG. 17' 27" WEST 443.87 FEET, MORE OR LESS, TO A POINT ON THE WESTERLY LINE OF SAID SECTION 4, SAID POINT BEARS NORTH 0 DEG. 31' 46" EAST
823.00 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE SOUTHWEST CORNER OF SAID SECTION 4, AS SHOWN ON SAID AMENDED RECORD OF SURVEY MAP FILED IN BOOK 13, PAGES 59 AND 60, OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE NORTHERLY AND WESTERLY LINES OF SAID SECTION 4.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 11 DEG. 05' 04" EAST 85.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE NORTH 56 DEG. 08' 37" EAST 105.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "B";
THENCE SOUTH 56 DEG. 08' 37" WEST 120.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "B";

                                                             BOOK 6520 PAGE 1660

THENCE NORTH 0 DEG. 42' 33" WEST 125.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE NORTH 29 DEG. 17' 27" EAST 195.00 FEET;

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 78 DEG. 42' 33" EAST 225.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 6 DEG. 42' 33" EAST 180.00 FEET;

                                                             BOOK 6520 PAGE 1661

PARCEL H:

ALL THAT PORTION OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE FOLLOWING:

EXCEPT ALL THAT TRACT OF LAND DESCRIBED AND INCLUDED IN THE POWER SITE RESERVE NO. 432, CREATED BY EXECUTIVE ORDER OF APRIL 21, 1914, UNDER ACT OF CONGRESS APPROVED JUNE 25, 1910 (36 STAT. 847), AS RESERVED IN PATENT FROM THE UNITED STATES OF AMERICA, RECORDED IN BOOK 21 PAGE 20 OF PATENTS, LYING WITHIN THE
FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR AND ACCEPTED AS, THE NORTHWEST CORNER OF SAID SECTION 4, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 101 AND 102, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE SOUTH 89 DEG. 51' 02" EAST ALONG THE NORTHERLY LINE OF SAID SECTION 4, A DISTANCE OF 1596.22 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 11 DEG. 05' 04" EAST 513.92 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "A";
THENCE SOUTH 56 DEG. 08' 37" WEST 1917.10 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "B";
THENCE SOUTH 0 DEG. 42' 33" EAST 2506.11 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "C";
THENCE SOUTH 23 DEG. 17' 27" WEST 443.87 FEET, MORE OR LESS, TO A POINT ON THE WESTERLY LINE OF SAID SECTION 4, SAID POINT BEARS NORTH 0 DEG. 31' 46" EAST
823.00 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE SOUTHWEST CORNER OF SAID SECTION 4, AS SHOWN ON SAID AMENDED RECORD OF SURVEY MAP FILED IN BOOK 13, PAGES 59 AND 60, OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE NORTHERLY AND WESTERLY LINES OF SAID SECTION 4.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 11 DEG. 05' 04" EAST 85.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE NORTH 56 DEG. 08' 37" EAST 105.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

                                                             BOOK 6520 PAGE 1662

COMMENCING AT THE ABOVE MENTIONED POINT "B";
THENCE SOUTH 56 DEG. 08' 37" WEST 120.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "B";
THENCE NORTH 0 DEG. 42' 33" WEST 125.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE NORTH 29 DEG. 17' 27" EAST 195.00 FEET;

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 78 DEG. 42' 33" EAST 225.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 6 DEG. 42' 33" EAST 180.00 FEET;

                                                             BOOK 6520 PAGE 1663

PARCEL I:

ALL THAT PORTION OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE FOLLOWING:

EXCEPT ALL THAT TRACT OF LAND DESCRIBED AND INCLUDED IN THE POWER SITE RESERVE NO. 432, CREATED BY EXECUTIVE ORDER OF APRIL 21, 1914, UNDER ACT OF CONGRESS APPROVED JUNE 25, 1910 (36 STAT. 847), AS RESERVED IN PATENT FROM THE UNITED STATES OF AMERICA, RECORDED IN BOOK 21 PAGE 20 OF PATENTS, LYING WITHIN THE
FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR AND ACCEPTED AS, THE NORTHWEST CORNER OF SAID SECTION 4, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 101 AND 102, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE SOUTH 89 DEG. 51' 02" EAST ALONG THE NORTHERLY LINE OF SAID SECTION 4, A DISTANCE OF 1596.22 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 11 DEG. 05' 04" EAST 513.92 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "A";
THENCE SOUTH 56 DEG. 08' 37" WEST 1917.10 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "B";
THENCE SOUTH 0 DEG. 42' 33" EAST 2506.11 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "C";
THENCE SOUTH 23 DEG. 17' 27" WEST 443.87 FEET, MORE OR LESS, TO A POINT ON THE WESTERLY LINE OF SAID SECTION 4, SAID POINT BEARS NORTH 0 DEG. 31' 46" EAST
823.00 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE SOUTHWEST CORNER OF SAID SECTION 4, AS SHOWN ON SAID AMENDED RECORD OF SURVEY MAP FILED IN BOOK 13, PAGES 59 AND 60, OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE NORTHERLY AND WESTERLY LINES OF SAID SECTION 4.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 11 DEG. 05' 04" EAST 85.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE NORTH 56 DEG. 08' 37" EAST 105.00 FEET.

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

                                                             BOOK 6520 PAGE 1664

COMMENCING AT THE ABOVE MENTIONED POINT "B";
THENCE SOUTH 56 DEG. 08' 37" WEST 120.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "B";
THENCE NORTH 0 DEG. 42' 33" WEST 125.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE NORTH 29 DEG. 17' 27" EAST 195.00 FEET;

TOGETHER WITH A STRIP OF LAND 20.00 FEET WIDE, LYING 10.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 78 DEG. 42' 33" EAST 225.00 FEET;

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "C";
THENCE SOUTH 6 DEG. 42' 33" EAST 180.00 FEET;

PARCEL J:

ALL THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 5, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR AND ACCEPTED AS, THE SOUTHEAST CORNER OF SAID SECTION 5, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 59 AND 60, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE NORTH 0 DEG. 31' 46" EAST ALONG THE EASTERLY LINE OF SAID SECTION 5, A DISTANCE OF 823.00 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 23 DEG. 17' 27" WEST 894.77 FEET, MORE OR LESS, TO A POINT ON THE SOUTHERLY LINE OF SAID SECTION 5, SAID POINT BEARS NORTH 89 DEG. 48' 57" WEST
346.19 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE SOUTHEAST CORNER OF SAID SECTION 5, AS SHOWN ON SAID RECORD OF SURVEY MAP.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE EASTERLY AND SOUTHERLY LINES OF SAID SECTION 5.

                                                             BOOK 6520 PAGE 1665

PARCEL K:

ALL THAT PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 5, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR AND ACCEPTED AS, THE SOUTHEAST CORNER OF SAID SECTION 5, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 59 AND 60, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE NORTH 0 DEG. 31' 46" EAST ALONG THE EASTERLY LINE OF SAID SECTION 5, A DISTANCE OF 823.00 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 23 DEG. 17' 27" WEST 894.77 FEET, MORE OR LESS, TO A POINT ON THE SOUTHERLY LINE OF SAID SECTION 5, SAID POINT BEARS NORTH 89 DEG. 48' 57" WEST
346.19 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE SOUTHEAST CORNER OF SAID SECTION 5, AS SHOWN ON SAID RECORD OF SURVEY MAP.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE EASTERLY AND SOUTHERLY LINES OF SAID SECTION 5.

                                                             BOOK 6520 PAGE 1666

PARCEL L:

ALL THAT PORTION OF THE NORTH HALF OF THE EAST HALF OF THE EAST HALF OF THE NORTH HALF OF THE NORTH HALF OF SECTION 8, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE NORTHEAST CORNER OF SAID SECTION 8, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 59 AND 60, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE NORTH 89 DEG. 48' 57" WEST ALONG THE NORTHERLY LINE OF SAID SECTION 8, A DISTANCE OF 346.19 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 23 DEG. 17' 27" WEST 9.07 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "A";
THENCE SOUTH 53 DEG. 17' 26" WEST 1206.79 FEET, MORE OR LESS, TO A POINT ON THE EASTERLY LINE OF THE SOUTHEAST QUARTER OF THE WEST HALF OF THE EAST HALF OF THE NORTH HALF OF THE NORTH HALF OF SAID SECTION 8, SAID POINT BEARS SOUTH 0 DEG. 10' 41" EAST 73.04 FEET FROM THE NORTHEAST CORNER OF THE ABOVE DESCRIBED PORTION OF SAID SECTION 8, AS SHOWN ON SAID RECORD OF SURVEY MAP.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE NORTHERLY LINE OF SAID SECTION 8 AND THE EASTERLY LINE OF SAID PORTION.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 71 DEG. 42' 34" EAST 195.00 FEET.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 31 DEG. 42' 34" EAST 155.00 FEET.

                                                             BOOK 6520 PAGE 1667

PARCEL M:

ALL THAT PORTION OF THE SOUTHWEST QUARTER OF THE EAST HALF OF THE EAST HALF OF THE NORTH HALF OF THE NORTH HALF OF SECTION 8, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE
FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 2263 FOR, AND ACCEPTED AS, THE NORTHEAST CORNER OF SAID SECTION 8, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 59 AND 60, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE NORTH 89 DEG. 48' 57" WEST ALONG THE NORTHERLY LINE OF SAID SECTION 8, A DISTANCE OF 346.19 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 23 DEG. 17' 27" WEST 9.07 FEET TO A POINT HEREAFTER REFERRED TO AS POINT "A";
THENCE SOUTH 53 DEG. 17' 26" WEST 1206.79 FEET, MORE OR LESS, TO A POINT ON THE EASTERLY LINE OF THE SOUTHEAST QUARTER OF THE WEST HALF OF THE EAST HALF OF THE NORTH HALF OF THE NORTH HALF OF SAID SECTION 8, SAID POINT BEARS SOUTH 0 DEG. 10' 41" EAST 73.04 FEET FROM THE NORTHEAST CORNER OF THE ABOVE DESCRIBED PORTION OF SAID SECTION 8, AS SHOWN ON SAID RECORD OF SURVEY MAP.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE NORTHERLY LINE OF SAID SECTION 8 AND THE EASTERLY LINE OF SAID PORTION.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 71 DEG. 42' 34" EAST 195.00 FEET.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE SOUTH 31 DEG. 42' 34" EAST 155.00 FEET.

                                                             BOOK 6520 PAGE 1668

PARCEL N:

ALL THAT PORTION OF THE EAST HALF OF THE WEST HALF OF THE EAST HALF OF THE SOUTH HALF OF THE NORTH HALF OF SECTION 8, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT A 2 INCH IRON PIPE TAGGED L.S. 4167 "ZOND 11" FOR, AND ACCEPTED AS, THE NORTHWEST CORNER OF THE EAST HALF OF THE WEST HALF OF THE EAST HALF OF THE SOUTH HALF OF THE NORTH HALF OF SAID SECTION 8, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 59 AND 60, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE SOUTH 89 DEG. 50' 15" EAST ALONG THE NORTHERLY LINE OF THE ABOVE DESCRIBED PORTION OF SAID SECTION 8, A DISTANCE OF 75.00 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 0 DEG. 09' 26" EAST PARALLEL TO THE WESTERLY LINE OF SAID PORTION, A DISTANCE OF 1239.07 FEET, MORE OR LESS, TO A POINT ON THE NORTHERLY LINE OF TEHACHAPI-WILLOW SPRINGS ROAD, AS SHOWN ON MAP NO. 6-la 2515 (PROPOSED COUNTY ROAD NO. 2515). FILED IN THE OFFICE OF THE COUNTY SURVEYOR OF SAID COUNTY, SAID POINT BEARS NORTH 42 DEG. 52' 28" EAST 109.91 FEET, MORE OR LESS, FROM A 2 INCH IRON PIPE TAGGED L.S. 4167 "ZOND 10" FOR, AND ACCEPTED AS, THE SOUTHWEST CORNER OF SAID PORTION OF SAID SECTION 8, AS SHOWN ON SAID RECORD OF SURVEY MAP.

THE SIDELINES OF SAID STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE NORTHERLY LINE OF SAID PORTION AND THE NORTHERLY LINE OF SAID COUNTY ROAD.

                                                             BOOK 6520 PAGE 1669

PARCEL O:

ALL THAT PORTION OF THE SOUTHEAST QUARTER OF THE WEST HALF OF THE EAST HALF OF THE NORTH HALF OF THE NORTH HALF OF SECTION 8, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WITHIN THE
FOLLOWING:

BEING A STRIP OF LAND 150 FEET WIDE, LYING 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

COMMENCING AT THE NORTHEAST CORNER OF SAID PORTION OF SAID SECTION 8, AS SHOWN ON RECORD OF SURVEY MAP FILED IN BOOK 13 PAGES 59 AND 60, RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
THENCE SOUTH 0 DEG. 10' 41" EAST ALONG THE EASTERLY LINE OF SAID PORTION, A DISTANCE OF 73.04 FEET, TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 53 DEG. 17' 26" WEST 728.25 FEET, MORE OR LESS, TO A POINT WHICH IS
75.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE WESTERLY LINE OF SAID PORTION, SAID POINT HEREAFTER REFERRED TO AS POINT "A": THENCE SOUTH 0 DEG. 09' 26" EAST PARALLEL TO SAID WESTERLY LINE, A DISTANCE OF 149.78 FEET, MORE OR LESS, TO A POINT ON THE SOUTHERLY LINE OF SAID PORTION, SAID POINT BEARS SOUTH 89 DEG. 50' 15" EAST 75.00 FEET FROM A 2 INCH IRON PIPE TAGGED L.S. 4167 "ZOND 11" FOR, AND ACCEPTED AS, THE SOUTHWEST CORNER OF SAID PORTION OF SAID SECTION 8, AS SHOWN ON SAID RECORD OF SURVEY MAP.

THE SIDELINES OF SAID 150.00 FOOT WIDE STRIP SHALL BE PROLONGED OR SHORTENED SO AS TO TERMINATE AT THE EASTERLY AND SOUTHERLY LINES OF SAID PORTION.

TOGETHER WITH A STRIP OF LAND 10.00 FEET WIDE, LYING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:
COMMENCING AT THE ABOVE MENTIONED POINT "A";
THENCE NORTH 0 DEG. 19' 38" EAST 130.00 FEET.

EXCEPT THAT PORTION LYING WITHIN THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

                                                             BOOK 6520 PAGE 1670

                                                          SAGEBRUSH INTERCONNECT
                                                                 FACILITY

PARCEL P:

BEGINNING AT THE SOUTHEAST CORNER OF SECTION 18, TOWNSHIP 11 NORTH, RANGE 13 WEST, SAN BERNARDINO MERIDIAN;

THENCE NORTHERLY ALONG THE EASTERLY LINE OF SAID SECTION 18, NORTH 0 DEG. 04' 58" EAST, A DISTANCE OF 15.31 FEET TO A POINT ON THE CENTER LINE OF OAK CREEK ROAD (KERN COUNTY ROAD NO. 648);

THENCE WESTERLY ALONG SAID CENTER LINE OF COUNTY ROAD NO. 648, SOUTH 89 DEG. 50' 39" WEST. A DISTANCE OF 195.00 FEET;

THENCE NORTHERLY PERPENDICULAR TO THE CENTER LINE OF COUNTY ROAD NO. 648, A DISTANCE OF 55.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID NORTHERLY LINE A DISTANCE OF 115.00 FEET;

THENCE WESTERLY ALONG A LINE PARALLEL TO THE CENTER LINE OF COUNTY ROAD NO. 648, A DISTANCE OF 130.00 FEET;

THENCE SOUTHERLY ALONG A LINE PERPENDICULAR TO THE CENTER LINE OF COUNTY ROAD NO. 648, A DISTANCE OF 115.00 FEET;

THENCE EASTERLY ALONG A LINE PARALLEL TO THE CENTER LINE OF COUNTY ROAD NO. 648, A DISTANCE OF 130.00 FEET TO THE TRUE POINT OF BEGINNING.